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                                                                  Exhibit 10.289

                                                               Loan No. 10024999

                                 PROMISSORY NOTE

$6,088,500.00

                                                                  August 6, 2004

     FOR VALUE RECEIVED, INLAND WESTERN JOKESBORO PARKER, L.L.C., a Delaware limited liability company, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523, as maker hereunder (referred to herein as "BORROWER"), hereby unconditionally promises to pay to the order of KEYBANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns, having an address at 911 Main Street, Suite 1500, Kansas City, Missouri 64105 ("LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of SIX MILLION EIGHTY-EIGHT THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($6,088,500.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement, dated as of the date hereof, between Borrower and Lender (the "LOAN AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                                    ARTICLE 1
                                  PAYMENT TERMS

     Borrower agrees to pay interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date. This Note shall be the "Note" as defined in the Loan Agreement.

                                    ARTICLE 2
                            DEFAULT AND ACCELERATION

     The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

                                    ARTICLE 3
                                 LOAN DOCUMENTS

     This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

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                                    ARTICLE 4
                                 SAVINGS CLAUSE

     Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

                                    ARTICLE 5
                                 NO ORAL CHANGE

     This Note may not be modified, amended, waived, extended, changed. discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                                    ARTICLE 6
                                     WAIVERS

     Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a limited liability company, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the members comprising the company, and the term "Borrower," as used herein, shall include any alternate or successor company, but any predecessor company and its members shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders comprising, or the officers and

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directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such entity which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document.)

                                    ARTICLE 7
                                    TRANSFER

     Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer except as provided in the Loan Agreement, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall from that date forward forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                                    ARTICLE 8
                                   EXCULPATION

     The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

                                    ARTICLE 9
                                  GOVERNING LAW

     (a) SUBSTANTIAL RELATIONSHIP. Lender is a national banking association. Borrower is a Delaware limited liability company with its principal place of business in Illinois. It is understood and agreed that all of the Loan Documents have been negotiated, executed and delivered in the State of Illinois and the payment of obligations of Borrower will be made from Illinois, which state the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

     (b) GOVERNING LAW. Except as otherwise provided in this section, this Note and each of the other Loan Documents shall in all respects be governed, construed, applied and enforced in accordance with the laws of the state of Illinois ("GOVERNING STATE"), without regard to the principles of conflicts of law.

     (c)  EXCEPTIONS. Notwithstanding the foregoing choice of law:

          (1) The Mortgage and its validity, enforcement and interpretation shall be governed by the laws of the state where the Property is located (without regard to any conflict of law principles).

          (2) The procedures governing the enforcement by Lender of its foreclosure and other remedies against the Borrower under the Mortgage and the other Loan Documents including, by way of illustration, but not limitation,

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               actions for foreclosure, for injunctive relief or for the
               appointment of a receiver shall be governed by the laws of the state where the Property is located.

          (3) Lender shall comply with applicable law in the state where the Property is located to the extent required by the law of such jurisdiction in connection with the foreclosure of the security interests and liens created under the Mortgage and the other Loan Documents, with respect to the Property.

               Nothing contained herein or any other provisions of the Loan Documents shall be construed to provide that the substance of the laws of the state where the Property is located shall apply to any parties' rights and obligations under any of the Loan Documents, which, except as expressly provided in clauses (1),
               (2), and (3) of this section, are and shall continue to be governed by the substantive laws of the Governing State. In addition, the fact that portions of the Loan Documents may include provisions drafted to conform to the law of the state where the Property is located is not intended, nor shall it be deemed, in any way, to derogate the parties' choice of law as set forth or referred to in this Note or in the other Loan Documents. The parties further agree that the Lender may enforce its rights under the Loan Documents including, but not limited to, its rights to sue the Borrower or to collect any outstanding indebtedness in accordance with applicable law.

                                   ARTICLE 10
                                     NOTICES

     All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement

                         [NO FURTHER TEXT ON THIS PAGE]

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     IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                              BORROWER:

                              INLAND WESTERN JONESBORO PARKER,
                              L.L.C., a Delaware limited liability company

                              By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                                    By:   /s/ Valerie Medina
                                         ----------------------
                                          Name:  Valerie Medina
                                          Title: Asst. Secretary

 Pay to the order of ______________________, without recourse.

                              KEYBANK NATIONAL ASSOCIATION, a
                              national banking association


                              By:
                                  -----------------------------------------
                              Print Name:
                                         ----------------------------------
                              Print Title:
                                          ---------------------------------

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STATE OF Illinois )
                  ) ss:             ACKNOWLEDGEMENT
COUNTY OF DuPage  )

     On this day before me, the undersigned, a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named Valerie Medina to me personally well known, who state that
(s)he was the Asst. Secretary of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, the sole member of Inland Western Jonesboro Parker, L.L.C., a Delaware limited liability company and was duly authorized in that capacity to execute the foregoing instrument for and in the name and behalf of said corporation on behalf of said limited liability company, and further stated and acknowledged that (s)he had so signed, executed and delivered the foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

     IN TESTMONY WHEREOF, I have hereunto set my hand and official seal this 6th day of August, 2004.


                                              /s/ Mary V. Cooper
                                          --------------------------
                                          Notary Public

My commission expires:

         10/18/07
------------------------------
         (SEAL)

                                                  OFFICIAL SEAL
                                                  MARY V COOPER
                                         NOTARY PUBLIC-STATE OF ILLINOIS
                                         MY COMMISSION EXPIRES-10/18/07

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